Noranda Aluminum Holding Corp August 12, 2010 Exhibit 99.1

Forward Looking Statements
The following information contains, or may be deemed to contain, "forward-
looking statements" (as defined in the U.S. Private Securities Litigation Reform
Act of 1995).  By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future.  The future results of the issuer may vary from the results expressed in, or implied by, the following forward looking statements, possibly to a material degree.  For a discussion of some of the important factors that could cause the issuer's results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to our filings with the SEC, including our annual report on Form 10-K.

Management Attendees
Mr. Mahoney was appointed Chief Financial Officer in May 2009
Mr. Mahoney has over 23 years of cyclical industry experience in senior financial management positions for semiconductor and
electrical components companies including Hi-P International
Limited and Molex Inc.
Mr. Mahoney received a BA in Economics and History from the
University of Virginia and an MBA from the University of Michigan
President
and
Chief Executive Officer
Chief Financial Officer
Robert B. Mahoney
Mr. Smith was appointed President, Chief Executive Officer and
Director in 2008
Mr. Smith has diverse leadership experience, including various management assignments with The Dow Chemical Company and
positions as COO of Resolution Performance Products and CEO of
Covalence Specialty Materials
Mr. Smith holds a BA in Chemistry and an MBA from Harvard
University
Layle “Kip” Smith

Operating Model
Off to a Good Start
Strategy
Industry Dynamics
noranda Aluminum

4 Second quarter results: Successful performance while completing foundational projects that strengthened Noranda

Second Quarter Highlights
Noranda produced strong current quarter results…
– Net income was $6.9 million ($0.14 per share), and includes the net negative impact of $11 million, or $0.21 per share, from special items
– Operating cash flow was $118 million
– Adjusted EBITDA was $79 million total, and $62 million excluding hedges
– External volumes grew over 2Q-09 and 1Q-10
– Integrated cash cost for primary aluminum production improved to $0.66/lb
– CORE contributed over $15 million in cost reduction, capital avoidance, and cash generation
– Total indebtedness was $554 million, representing a 24% decrease from 1Q-10
– Cash and cash equivalents balances totaled $32 million. Senior revolving credit facility had no outstanding borrowings and $215 million available capacity
… while setting a foundation for long-term value
– Completed IPO as part of broad program to increase strategic flexibility, position company for growth and improve financial profile
– Obtained favorable result in New Madrid power rate case
– Signed final agreements for Jamaican fiscal regime

2009
Normalized(1)
3MOE
6/30/10
6MOE
6/30/10
Total primary aluminum shipments 580         147           267
Integrated upstream margin on cash cost 0.39 $      0.38 $      0.37 $
Integrated upstream EBITDA 224 $       55 $          99 $
Rolled products fabrication margin 35           15             26
Run-rate corporate expenses (29)          (7)              (14)
Total Unhedged EBITDA 230 $       62 $          111 $
Summary by Business
(1) Normalized based on $1.00 LME, $0.06
Mid-west
Premium
Rolled Products Business Rolled Products Business
Upstream Business Upstream Business
Business-wide summary
2009
Normalized 3MOE 6/30/10
6MOE
6/30/10
LME 1.00         0.97                  0.98
Midwest Premium 0.06         0.06                  0.06
Midwest Transaction Price 1.06         1.04                  1.04
Net integrated cash cost of primary aluminum 0.67         0.66                  0.67
Integrated upstream margin per pound 0.39         0.38                  0.37
Dollars per Pound
Integrated cash cost is $0.66 for Q2-10;
normalizing Q1-10 for smelter volume and
alumina ramp up, YTD cost is $0.67
Strong Q2-10 demand in key primary aluminum
product groups. Billet and rod up 40% and 7%
against Q2-09. Billet and rod shipments up 21%
and 22% against Q1-10
CORE initiatives and favorable input prices offset
bauxite shipping delays, alumina ramp-up, and
legal costs related to power case
Fabrication margin was $14.5 million
YTD 2010 fabrication margin ahead of YTD 2009
by nearly $16 million
Q2-10 fabrication margin was $0.15 per pound
driven by greater leverage on fixed costs because
of exceptional throughput and by CORE results
CORE generated savings through purchasing
efficiency, labor efficiency and labor cost reduction

Operating Model
Off to a Good Start
noranda Aluminum
Strategy
Industry Dynamics

7 Noranda is well positioned to take advantage of a recovery in Aluminum prices noranda Aluminum

80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
2004
2008
2012
2016
2020
Rest of the World
China

1300
1500
1700
1900
2100
2300
2500
2700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Market Fundamentals – Medium to Long Term
Global demand for aluminum is expected to
continue to increase…
Aluminum’s consensus estimated sustainable
price is meaningfully above current prices…
We hold a positive outlook for Aluminum’s fundamentals
over the medium and long-term, based on two views:
Prices Below Consensus Sustainable Level
Source: Harbor intelligence
ALUMINUM LONG TERM  MINIMUM EQUILIBRIUM PRICE
(annual average; consensus forecasts from up to 20 analysts)
ESTIMATED
LT MINIMUM
EQUILIBRIUM
$2,450
CASH PRICE
$2,109 so far
2010
Consumption Growth Driven by China
Source: CRU
(1) In millions of tonnes
Total
Consumption
(1)
30.4 37.4 46.5 59.1 69.2
% Growth -- 23% 24% 27% 17%
China
Consumption
(1)
6.1 12.6 20.4 27.5 33.0
% Growth -- 108% 62% 35% 20%

18
16
14
12
10
8
6
4
2
mmt
00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
Production
Consumption

0.80
0.90
1.00
1.10
1.20
1.30
1.40
25%
35%
45%
55%
65%
75%
85%
95%
1995 97 99 01 03 05 07 09 11
China Urban population, %
China Rural population, %
China Total population, bn
Amplified Growth
Globally, substitution trends favor aluminum
China historically has produced at or near its aluminum consumption
—
China has imposed severe export taxes on aluminum; exports are highly unlikely
—
CRU forecasts China being net importers of aluminum in the medium term
—
Power is a key production constraint for China
China Population & Urbanization
_________________
Source:  CRU.
1.4
1.3
1.2
Chinese Aluminum Consumption & Production
_________________
Source:  Davenport.

Operating Model
Off to a Good Start
noranda Aluminum
Strategy
Industry Dynamics

10 Though we can’t control the LME, we exercise significant control and influence over the basic drivers of our success

Noranda’s Integrated Operating Footprint
Downstream Business Downstream Business
Annual Capacity:  495mm lbs (2)
St. Ann
Bauxite Mine
New Madrid
Aluminum
Smelter
Newport
Rolling Mills
Salisbury
Rolling Mills
East
Mill
West
Mill
Huntingdon
Rolling Mills
Bauxite
Discovery Bay,
Jamaica
4.5mm Mt
Alumina
Gramercy, LA
1.2mm Mt
Aluminum
Primary  Metal
New Madrid, MO
263k Mt (580mm lbs)
Fin stock (HVAC) and Auto, Semi-Rigid Container Stock, Flexible
Packaging, Transformer Windings
Huntingdon, TN
Huntingdon West
235mm lbs (2)
Huntingdon East
130mm lbs
Newport, AR
35mm lbs
Salisbury, NC
95mm lbs
Products:
Location:
Annual
Capacity:
Upstream Business Upstream Business
Annual Capacity: 580mm lbs
2009 Cash Cost at Full Production: $0.72 / lb (1)
Gramercy
Refinery
Revenue
Drivers:
Volume & LME Residential construction / remodeling, packaging, U.S. consumer
_______________________
(1) We estimate that due to lost production volume in 2009 from the smelter outage, which caused lost efficiency and fixed cost absorption, our upstream cash cost of primary aluminum for FYE 2009 of $0.77 per poundwas negatively impacted by $0.05 per pound.
(2) Maximum capacity, with actual capacity depending upon production mix.

Primary
Aluminum
Alumina
Noranda
Bauxite
Mine
Noranda
Alumina
Refinery
New Madrid
Primary Aluminum
Smelter
Bauxite
The integration of our Upstream Business is the lynchpin to
our strategy and sustainability
– Significant Operating Leverage to LME
•
Integration provides for a more “fixed” cost base
relative to non-integrated producers whose margins
may be eroded by rising input costs that are correlated
to LME
•
Third party sales of excess raw materials (e.g., bauxite
and alumina) enhance our leverage to LME
– Secure Supply
•
For our smelter and refinery, we have the ability to
provide over 100% of our needs of alumina and bauxite
– Low Cost & Operating Flexibility
•
Expanded portfolio of opportunities to drive cost out
and increase productivity and sales
Our strategy is founded on integrated production, cost independence from the LME, growth & productivity
Vertically Integrated Upstream Business

Geographic Mix
Low Cost, Leading – Rolling Mill Operations
Low cost Production
– Huntingdon West is the foil
mill with the lowest
conversion cost in North
America according to CRU
– CORE Productivity
– Footprint efficiency
Flexibility
– 10-30% of prime metal
comes from New Madrid,
but inter-company volume
can be varied based on
market conditions
Focused Growth
– Grow with key customers to
“Win with Winners”
– Increase share of demand
– Top 10 customers 56% of
sales
Huntingdon, TN
2 plants, East and West
Started 1967 & 2000
Max. East capacity: 130mm lbs
Max. West capacity: 235mm lbs
(1)
Newport, AR
Started 1951
Max. Capacity:
35mm lbs
(1)
Salisbury, NC
Started 1965
Max. Capacity:
95mm lbs
Four Rolling Mills in Three States
_______________________
(1) Capacity includes intracompany reroll of approximately 45mm lbs.
40%
17%
4%
4%
Southeast USA
West USA
Northeast USA
Midwest USA
34%
Southwest USA
Mexico
1%
HVAC fin stock
Container
Transformer
sheet
Foil products
Light gauge sheet
Products
Downstream Segment is a stable free cash flow generator

Operating Model
Off to a Good Start
Strategy
Industry Dynamics
noranda Aluminum

14 We have two #1 Priorities: Get the Results, and Do the Right Things the Right Way

noranda Aluminum

Productivity
Grow Revenues
Cash & Financial Management
EH&S
Process Improvement
Employee Engagement
Individual Behaviors
Team Disciplines
Sustainable Relationships

Get the Results
Get the Results
Do the Right Things
Do the Right Things
the Right Way
the Right Way
Action oriented
Ethics and Values
Drive for results
Process Management
Safety Focus
Problem solving
Peer relationships
Priority setting
Managing through
systems
Existing for Customers
Caring for Customers
Respecting Suppliers
Enriching Communities
Rewarding Investors
Two #1 Two #1
Priorities Priorities
Sustainable Sustainable
Goals Goals
Core Core
Values Values
Our Two #1 Priorities

noranda Aluminum

1,400
1,200
1,000
800
600
400
200
-
Jun-07
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Term B
AcquisitionCo
HoldCo
Revolver

2009 vs. 2008 % Change in Volume
2%
-3%
-8%
-13%
-18%
-23%
Rod
Foil
Finstock
Noranda
Industry

225
150
75
0
(75)
2H 07
1H 08
2H 08
1H 09
2H 09
1H 10

($/lb)
$1.30
$1.10
$0.90
$0.70
$0.50
$1.22
$1.23
$1.21
$0.81
$1.04
$0.72
$0.75
$0.81
$0.72
$0.67
2006
2007
2008
2009
2010
Normalized Cash Costs
LME + MWP

Financial Success in Adverse Conditions
Reduced Production Cost Reduced Production Cost
Improved Demand Share Improved Demand Share Reduced Debt Reduced Debt
Generated More Cash (Free Cash Flow) Generated More Cash (Free Cash Flow)
(Millions of dollars)

Experienced Management Team
Management has created significant shareholder value at Noranda
13 members of the executive team have an average of more than 21 years of experience in cyclical and commodity industries
– Layle “Kip” Smith, President and Chief Executive
Officer,
has 25 years of leadership experience, including
in various management positions with The Dow Chemical Company, as COO of Resolution Performance
Products and as CEO of Covalence Specialty Materials
– Kyle D. Lorentzen, Chief Operating
Officer,
has 20 years of experience in cyclical industries, including senior positions at Berry Plastics, Covalence Specialty Materials and Hexion’s Epoxy and Phenolics Division
– Robert B. Mahoney, Chief Financial
Officer,
has over 23 years of cyclical industry experience in senior
financial management positions for semiconductor and electrical components companies
– Gail E. Lehman, Vice President & General
Counsel,
has 22 years of corporate law experience, having held
senior roles at industrial companies Honeywell, Covalence Specialty Materials and Hawker Beechcraft
– Scott Croft, President of Norandal USA,
Inc,
has 24 years of experience in the rolling mill business
– Richard Lapine, Vice President of Sales &
Marketing,
has over 30 years of experience in Chemicals,
Plastics and Automotive segments as a former executive at The Dow Chemical Company
– Charles Skoda, Vice President of Operations
Support,
has 9 years of experience in cyclical industries,
including as an executive at Capital One, following a decorated career as an aviator in the U.S. Navy
– Remaining executive team members bring strong experience and are experts in their functional areas
Experienced management team with a proven track record will support Noranda’s continued success

Operating Model
Off to a Good Start
noranda Aluminum
Strategy
Industry Dynamics

18

19 APPENDICES

Reconciliation of EBITDA to Net Income
Comments
Adjusted EBITDA for three months ended June 30, 2010 78.8 $
Interest (Expense)/Income, Net
(8.5)
Depreciation & Amortization
(25.1)
LIFO/LCM (9.9)
Interest Rate Swap MTM
(5.6)
MTM (Loss)/Gain on NatGas
(5.8)
AOCI Reclassification of Alim. Hedges
22.2
AOCI Reclassification of NatGas Hedges
(1.5)
Stock Compensation Expense (3.8)
Non-Cash Pension Expense
(1.8)
Other on-going items
(1.0)
Gain) loss on debt repurchase (2.5)
Charges related to termination of derivatives (4.9)
Restructuring and sponsor fees (20.3)
Pre-Tax Income 10.3
Income tax expense 3.4
6.9 $
Weighted average shares 49.1
Diluted options 1.0
prospectively, based on post-IPO debt balances at applicable interest rates
(1)
2Q is reasonable proxy going forward, at $25 million per quarter
(2)
Will vary from period-to-period with LME and inventory levels
Will vary from period-to-period with change in notional and market LIBOR
(3)
Will vary from period-to-period with change in hedged volume and Henry Hub
(3)
Set amount, with next 12 months disclosed
(4)
Relatively predictable amount, with estimate for next 12 months disclosed
(4)
2Q-10 contained $3.2 million of acceleration
Approximately $1.8 million per quarter, based on 2Q amounts
(5)
Represents gains and losses on asset disposals, other, say $1 million per quarter
(6)
Would continue after 2Q-10 only when there are are debt paydowns
Doesn't continue after 2Q-10
Doesn't continue after 2Q-10
At 2Q, forecasted annual GAAP rate was disclosed as 33.6%
(7)
3Q will be based on amount outstanding at end of 2Q-10
(8)
Will vary based on stock price, but Q2-10 is appropriate proxy
(9)
Diluted shares 50.1
Diluted EPS 0.14 $
(1)
See page 12 of June 2010 Form 10-Q for balance and rate information.
(2)
See page 50 of June 2010 Form 10-Q for 2Q-10 actual amount.
(3)
See page 19 of June 2010 Form 10-Q for hedged quantities and rates.
(4)
See page 19 of June 2010 Form 10-Q for amounts to be reclassified in future.
(5)
See page 52 of June 2010 Form 10-Q for Q2-10 actual amount.
(6)
See page 52 of June 2010 Form 10-Q for LTM "Loss on disposal" (0.4 million) and "other" (0.6 million).
(7)
See page 17 of June 2010 Form 10-Q for 33.6% annual 2010 rate.
(8)
See cover of June 2010 Form 10-Q for most recent share number.
(9)
See page 23 of June 2010 Form 10-Q for Q2-10 impact of dilutive securities.
Note: Amounts in millions, except per share data